As filed with the Securities and Exchange Commission on September 5, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC .

August 13, 2013

Dear Fellow Shareholder,

The Fund had a strong second quarter of 2013 to finish its fiscal year with strong absolute and relative performance. For the quarter, the Fund was up +7.18% versus a gain of +2.91% for the S&P 500 Index. For the fiscal year ending June 30, 2013, the Fund had a gain of +24.69% compared with a rise of +20.60% in the S&P 500 Index.

Disclosure Note:

For your information, for the period ended June 30, 2013, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset  Advisors’ involvement with the Fund were 24.69%, 3.33%, 4.80% and 7.21%, respectively. For the same periods the returns for the S&P 500 Index were 20.60%, 7.01%, 7.30% and 7.17%.

Gross Expense Ratio:	1.15%
Net Expense Ratio:	0.99%**

** The Advisor has contractually agreed to reduce fees through 10/31/13.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s  shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most  recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The fund imposes a 1.00% redemption fee on shares held for 60 days or less. Performance  data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund  on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

As will be discussed in the Commentary that follows, the fund benefited from a reversion of the stock market’s mindset back to a more traditional fundamental orientation, regarding individual businesses on their particular merits. This reversion was particularly prevalent during the past two quarters.

Such an environment helped strong businesses whose stocks had languished in a more macro-driven environment. Many of these businesses have had strong stock price recoveries during the past two quarters, significantly benefiting the overall market, and the Fund in particular.

We have been pleased to see that the Fund’s strong results in the most recent quarter have been mentioned in both Barron’s and The Wall Street Journal.

MATRIX ADVISORS
VALUE FUND, INC.

Needless to say, we at Matrix are pleased with the Fund’s performance in calendar 2013 and during the past fiscal year. We continue to have significant amounts of our personal assets alongside our fellow shareholders in the Fund, and thank you for your patience and trust.

Best regards.

Sincerely,

David A. Katz, CFA
Fund Manager
______________
Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

	Average Annualized Total Return Periods Ended June 30, 2013
	One Year	Five Years	Ten Years
Matrix Advisors Value Fund, Inc.	24.69%	3.33%	4.80%
S&P 500 Index*	20.60%	7.01%	7.30%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index ten years ago. All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsvaluefund. com. The Fund imposes a redemption fee of 1.00% on shares held for 60 days or less. The performance cited above does not reflect this redemption fee; if deducted the total returns would be reduced. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower.

_______________
*  The S&P 500 is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.

MATRIX ADVISORS
VALUE FUND, INC.

Matrix Advisors Value Fund
Capital Markets Commentary and
2013 Annual Report:

The market’s 2013 gains continued in the second quarter, even as market volatility returned in greater force towards the end of the period. Contrary to recent years where markets retrenched, paused or reversed in the second quarter, there were steady gains in April and May. While June’s decline broke seven months of consecutive gains, the market rose nicely in the last week to result in only a modest decline for the month.

It was a particularly satisfying quarter for the Matrix Advisors Value Fund, which widened its relative advantage to the S&P 500 Index for the year-to-date (12/31/12 thru 6/30/13), while posting strong absolute gains for the quarter. The Fund continued to benefit from a fundamentally driven market, which rewarded well-positioned and attractively valued companies in a broad array of economic sectors.

Annual Review

Thanks to great relative strength in the second half of the Fund’s fiscal year - the first half of calendar year 2013 - the Fund posted strong absolute and relative performance. In fact, the relative strength of the past two quarters enabled the Fund to recover all of its performance lag to the S&P 500 Index during calendar year 2012.

For the fiscal year ending June 30, 2013 the Fund posted a return of +24.69% compared with a return of the S&P 500 Index over the same period of +20.60%.

The great majority of the performance return for the Fund in its fiscal year came from the market’s renewed fundamental mindset that took hold at the beginning of 2013, and set the orientation for the market that continued through to the end of June.

Quarterly Commentary

Besides good performance in the most recent quarter, the stock market also continued to display a resilience that was a welcome departure from the recent past. During much of the preceding three years, the market was heavily influenced, if not dominated, by macro and global economic factors; such considerations often resulted in valuation distortions, as the market would persistently overshoot the implications of the particular macro issue it was focused on.

This year however, there has been a basic assumption as to continued U.S. economic growth, which has enabled the market to maintain a discerning focus on the fundamentals of individual companies. The stock market’s sell off and subsequent recovery, triggered by the Federal Reserve’s announcement near the end of the quarter that they would likely begin to taper down their stimulative bond buying activity later this year, is a good example of this resilience.

While there was initially a knee-jerk negative reaction to the announcement, upon closer consideration the market focused on the economic progress that was driving the Fed’s announcement, and stocks quickly retraced

MATRIX ADVISORS
VALUE FUND, INC.

much of their initial decline. The willingness to put the larger announcement into context (a context that would tend to shine a favorable light on how individual companies would be benefiting from such progress) is indicative of the confidence that has defined the stock market in the first half of 2013.

Fund Performance

As mentioned, it was a strong quarter for the Fund, both absolutely and relatively. While there were gains in all sectors, the greatest strength was found in Financials and Technology. Each of these sectors, and Financials in particular, built upon strength in the first quarter.

Among Financials, all of the Fund’s holdings posted attractive gains, but there was particular strength among businesses that would benefit most from rising interest rates such as MetLife, Charles Schwab & Co. and State Street Corp.  Technology stocks were led by core holdings Microsoft and Cisco, and Hewlett Packard, which was a recent purchase and started on a strong note.

Other sectors such as Consumer Staples and Healthcare produced much more muted gains this past quarter, after having been quite strong in the first quarter.

During the quarter, the Fund sold its holdings in Dell and Harris Corp., as well as the balance of its position in Vodafone, which had been scaled back during the first quarter.

Dell has been the focus of a privatization bid by its founder and CEO, Michael Dell, together with a private equity investment firm. There had been considerable objection to the offered price, and we used the speculative environment surrounding the outcome of the bid to sell some stock at a higher level than the bid.

After a prospective alternative bidder withdrew from the process, the stock returned to a more appropriate valuation (assuming that the winning bidder would be Dell and his partner), and shortly thereafter we elected to sell the balance of our holding. Dell was certainly a frustrating and unprofitable investment, but it ended on a good note in the sense that the stock rose more than 50% from its price in the fall of 2012 (before the buyout bid was announced).

Harris was a modestly profitable investment; we sold it to take advantage of the company’s recent stock price strength despite a weakening earnings outlook given sequestration and a widely expected moderation of defense spending over the next few years. Vodafone was also moderately profitable and was sold as we had growing reservations about the state and outlook of the European telecommunications industry.  We used the 2013 stock price strength which was driven by takeover speculation to allow an exit at favorable prices.

Also modestly scaled back into strength was a successful holding in Charles Schwab reflecting its larger size within the portfolio.

During the period we began new positions in construction and mining equipment giant Caterpillar and the agricultural and science based conglomerate E.I. du Pont de Nemours (DuPont).

When cash was available we also added incrementally to such positions as BB&T Corp., Cisco, Emerson Electric, Hewlett Packard, Johnson Controls, Occidental Petroleum and Schlumberger.

Looking forward, we would echo the stock market’s underlying confidence for the balance of the year. While there will undoubtedly be continued volatility, and some number of pullbacks, the market should stand to

MATRIX ADVISORS
VALUE FUND, INC.

benefit from a continuation of the factors that have propelled it so far this year: continuing modest economic growth, a gradually improving labor market, attractive valuations, competitive multi-national corporations with strong balance sheets,  increasingly shareholder-friendly managements, and a growing conviction by the public that on a risk/reward basis, the stock market is a good place to be.

We concur with this conviction and look forward to these factors playing out during the second half of the year, to the benefit of the overall market, and the Fund in particular.

*         *         *

In this installment of Ideas About Investing we focus on a subject very much on the minds of market observers in the second quarter: the possibility of higher interest rates and its impact on both stock and bond markets. We invite you to read on.

We wish you all a great summer and all that summer offers. Above all, we thank you for your confidence and trust.  Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

And Now for Something Completely Different: After 30 years, bond rates are rising. What does it mean for investors?

Last quarter there was a huge amount of focus and concern as to whether and when the Federal Reserve was going to curtail its aggressive bond buying program. While there were those who were concerned for policy and macroeconomic reasons, most of the interest was investment-oriented, as investors worried about the implications of such a move by the Fed on bond and stock prices.

By way of background, recall that as part of its statutory mandate to reduce unemployment below 6.5%, the Fed has been buying billions of dollars of government bonds. The strategy has been to inject liquidity into the market and thus to stimulate economic activity. At the same time, the Fed has maintained a near-zero Federal Funds rate for the past few years, also intended to be very stimulative to the economy.

While the recent focus has been on the impact of “tapering down” the bond buying program, the issue of raising rates has been put off until well into 2015. Nevertheless, it is widely perceived to be an important adjunct to the tapering issue, and both are likely to be addressed as part of the Fed’s re-appraisal of the health of the U.S. economy.

If we focus in on the two major asset classes and how they might be affected by the rise in rates, we see something of a disparity. For the bond market, any rise in interest rates results in a decline in bond prices. The exact impact on individual bond prices or values will largely depend on how long a bond’s maturity is.

Shorter term bonds are not impacted very much because the bond holder will be receiving their principal back fairly soon. However, as one goes out longer in maturity, there is increased vulnerability to the value of a bond.

Bond investors have pretty much had it the other way for the past 30 years, as bond rates steadily declined from the high teens to the mid 1% range, creating large gains in bonds and bond funds. The prospect of the beginning of the reversal of that long term paradigm will require many bond investors to revisit their assumptions as to their goals and tactics for bond investing.

While it is a way off, the silver lining of the rise in short and long term bond rates is that investors will be able to lock in increasingly higher bond yields, as well as receive higher returns on their cash balances. Ultimately, bonds will once again offer attractive returns, but right now, there will be market value disruptions on current holdings.

For the stock market, a rising interest rate environment does not provide the same inverse linear relation as it does in the bond market. As a result, for equity investors the prospect of rising interest rates is a mixed picture.

The fact that improving economic health is motivating the Fed to wind down its various stimulative undertakings should be seen as a positive for the market.  First, because the economy is in fact getting better, and second, because a healthier economy should be able to more readily adjust to a world without stimulus.

The countervailing concern is that to the extent that the recent rally has been driven by cheap money, the disappearance of that cheap money might cut the legs out from under the market. That is, in our view, a visceral reaction that might not stand up to scrutiny.

MATRIX ADVISORS
VALUE FUND, INC.

We agree that easy or cheap money has likely contributed to the market’s attractive performance in both 2012 and 2013. But, having said that, in any normalized market, stock prices will ultimately be driven by the state of the economy, and especially, by the strength of businesses and the level and growth of their earnings.

Economic health is something of a double-edged sword, prompting the Fed to take its foot off the stimulating gas pedal, but also helping both the economy and the stock market to adjust better to the ensuing aftermath.

How is the market likely to react to more indications of a tapering, and then to the eventuality of its conclusion? On a short-term basis, there could very well be the type of emotional reaction we saw in mid-June, where the market initially reacted quickly and negatively to tapering prospects (only to reverse itself after further consideration).

Historically, however, market reactions to higher interest rates vary considerably. Markets have reacted positively when rates have risen modestly, and where the higher level is still considered low by historical criteria (lower than 5%). In addition, when the reason for the higher rates is because of economic strength and not looming inflation, market reactions have been positive. It is only when rates continue to rise into the higher single digits that markets have reacted negatively.

Applying that to our current situation, there should not be great concern by investors, since we are in the early stages of any rising rates, and the rise is from historically low levels; in addition, inflation is not considered a looming threat to the economy.

One potentially important factor in assisting the market’s prospects in a modestly higher interest rate environment is the attractive current levels and expected growth of stock dividends. As growing numbers of companies now pay dividends, and dividend yields continue to be attractive compared with bond yields, this should provide some cushion if and when the market gets unnerved by the Fed’s tapering off its bond buying program.

Ultimately, while the tapering and eventual conclusion of the Fed’s bond buying program does create new uncertainties and may cause some temporary market sell offs, we think that the appropriate reason for the Fed’s decision making - a self-sustaining and growing economy -provides a number of positives that should alleviate most of the potential market negatives.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/13)	$ 1,000.00	$ 1,000.00

Ending Account Value (6/30/13)	$ 1,208.50	$ 1,019.89

Expenses Paid During Period1	$ 5.42	$ 4.96

1	Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Consumer Discretionary	2.4%
Consumer Staples	12.3%
Energy	19.5%
Financials	30.5%
Health Care	12.1%
Industrials	4.9%
Information Technology	15.7%
Materials	1.1%
98.5%
Cash	1.5%
Total Investments	100.0%

  The table above lists sector allocations as a percentage of the Fund’s total investments as of June 30, 2013.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2013

SHARES		VALUE
COMMON STOCKS – 98.9%
AUTO COMPONENTS: 2.4%
40,000	Johnson Controls, Inc.	$1,431,600

BANK (MONEY CENTER): 4.3%
49,000	JPMorgan Chase & Co.	2,586,710

BANK (PROCESSING): 4.2%
39,150	State Street Corp.	2,552,971

BANK (REGIONAL): 3.2%
57,000	BB&T Corp.	1,931,160

BANK (SUPER REGIONAL): 4.4%
65,000	Wells Fargo & Co.	2,682,550

BEVERAGES: 2.2%
12,000	PepsiCo, Inc.	981,480
9,000	The Coca-Cola Co.	360,990
		1,342,470

CHEMICALS: 1.2%
13,800	EI du Pont de Nemours & Co.	724,500

COMPUTER SOFTWARE AND SERVICES: 3.8%
66,000	Microsoft Corp.	2,278,980

COMPUTERS AND PERIPHERALS: 1.1%
28,000	Hewlett-Packard Co.	694,400

DRUG (GENERIC): 2.9%
45,000	Teva Pharmaceutical Industries Ltd. - ADR	1,764,000

DRUG STORE: 2.9%
30,800	CVS Caremark Corp.	1,761,144

ELECTRICAL COMPONENT: 10.3%
150,000	Corning, Inc.	2,134,500
37,500	Emerson Electric Co.	2,045,250
45,800	TE Connectivity Ltd.	2,085,732
		6,265,482

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2013 – Continued

SHARES		VALUE
FINANCIAL SERVICES: 3.3%
27,000	American Express Co.	$2,018,520

FOOD PROCESSING: 3.0%
54,000	Archer Daniels Midland Co.	1,831,140

FOOD PROCESSING (RETAIL): 0.8%
8,000	Kellogg Co.	513,840

HOUSEHOLD PRODUCTS: 3.4%
26,500	The Procter & Gamble Co.	2,040,235

INSURANCE (DIVERSIFIED): 4.5%
60,000	MetLife, Inc.	2,745,600

MACHINERY: 1.6%
11,500	Caterpillar, Inc.	948,635

MEDICAL PRODUCTS: 3.5%
24,500	Johnson & Johnson	2,103,570

MEDICAL SUPPLIES: 3.2%
25,500	Zimmer Holdings, Inc.	1,910,970

OIL/GAS (DOMESTIC): 3.1%
36,500	Devon Energy Corp.	1,893,620

OIL & GAS SERVICES: 7.1%
29,500	Schlumberger Ltd.	2,113,970
39,000	Tidewater, Inc.	2,221,830
		4,335,800

PETROLEUM (INTEGRATED): 3.1%
16,100	Chevron Corp.	1,905,274

PETROLEUM (PRODUCING): 6.2%
29,300	ConocoPhillips	1,772,650
22,000	Occidental Petroleum Corp.	1,963,060
		3,735,710

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
June 30, 2013 – Continued

SHARES		VALUE
PRECISION INSTRUMENTS: 2.6%
18,400	Thermo Fisher Scientific, Inc.	$1,557,192

SECURITIES BROKERAGE: 6.7%
82,000	Morgan Stanley	2,003,260
96,500	The Charles Schwab Corp.	2,048,695
		4,051,955

TELECOMMUNICATIONS (EQUIPMENT): 3.9%
97,000	Cisco Systems, Inc.	2,358,070

TOTAL COMMON STOCKS (Cost $45,030,909)		$59,966,098

SHORT TERM INVESTMENTS: 1.5%
916,698	Fidelity Institutional Money Market Portfolio	916,698

TOTAL SHORT TERM INVESTMENTS (Cost $916,698)		916,698

TOTAL INVESTMENTS (Cost $45,947,607): 100.4%		60,882,796
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.4)%		(222,145)
TOTAL NET ASSETS: 100.0%		$60,660,651

ADR – American Depository Receipt.

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
At June 30, 2013

ASSETS:
Investments in securities, at value (cost $45,947,607)	$60,882,796
Receivables:
Fund shares sold	11,371
Dividends and Interest	52,469
Prepaid expenses	13,573
Total assets	60,960,209

LIABILITIES:
Payables:
Fund shares repurchased	66,421
Investments purchased	150,482
Due to Advisor	30,727
Accrued expenses:
Professional fees	19,679
Other expenses	32,249
Total liabilities	299,558
NET ASSETS	$60,660,651

Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	1,223,871

Net Asset Value, Offering Price and Redemption Price Per Share	$49.56
COMPOSITION OF NET ASSETS:
Paid in capital	$61,840,891
Undistributed net investment income	398,114
Accumulated net realized loss on investment	(16,513,543)
Net unrealized appreciation on investments	14,935,189
Net Assets	$60,660,651

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Year Ended June 30, 2013

INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $8,872)	$1,392,180
Interest income	411
Total income	1,392,591

EXPENSES
Advisory fees	443,256
Administration fees	79,301
Shareholder servicing and accounting fees	56,570
Professional fees	38,382
Federal and State registration fees	25,033
Custodian fees	15,837
Reports to shareholders	11,824
Directors’ fees and expenses	8,362
Other expenses	19,736
Total operating expenses	698,301
Less: Expense reimbursement by Advisor	(113,203)
Net expenses	585,098
Net investment income	807,493

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(5,981,711)
Net change in unrealized appreciation/depreciation on investments	17,645,936
Net realized and unrealized gain on investments	11,664,225
Net increase in net assets resulting from operations	$12,471,718

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

	YEAR	YEAR
	ENDED	ENDED
Statement of Changes in Net Assets	JUNE 30, 2013	JUNE 30, 2012
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$807,493	$937,186
Net realized gain (loss) on investments	(5,981,711)	1,336,880
Net change in net unrealized appreciation/depreciation on investments	17,645,936	(10,182,445)
Net increase (decrease) in net assets resulting from operations	12,471,718	(7,908,379)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(916,430)	(708,785)
Total distributions to shareholders	(916,430)	(708,785)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,375,846	4,319,907
Proceeds from reinvestment of distributions	882,922	648,307
Cost of shares redeemed	(30,733,833)	(18,181,797)
Redemption fees	212	1,329
Net decrease from capital share transactions	(26,474,853)	(13,212,254)
Total decrease in net assets	(14,919,565)	(21,829,418)

NET ASSETS
Beginning of year	75,580,216	97,409,634
End of year	$60,660,651	$75,580,216
Undistributed net investment income	$398,114	$507,051

CHANGE IN SHARES
Shares outstanding, beginning of year	1,868,981	2,199,266
Shares sold	74,662	108,588
Shares issued on reinvestment of distributions	21,102	17,025
Shares redeemed	(740,874)	(455,898)
Shares outstanding, end of year	1,223,871	1,868,981

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year

	YEARS ENDED JUNE 30,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$40.44	$44.29	$34.64	$32.04	$44.14

Income (loss) from investment operations:
Net investment income	0.59 (a)	0.48	0.26	0.18	0.47
Net realized and unrealized gain (loss) on investments	9.26	(3.99)	9.62	2.69	(12.31)
Total from investment operations	9.85	(3.51)	9.88	2.87	(11.84)

Less distributions:
Dividends from net investment income	(0.73)	(0.34)	(0.23)	(0.27)	(0.26)
Total distributions	(0.73)	(0.34)	(0.23)	(0.27)	(0.26)
Paid-in capital from redemption fees (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$49.56	$40.44	$44.29	$34.64	$32.04

Total return	24.69%	(7.88)%	28.55%	8.87%	(26.72)%

Ratios/supplemental data:
Net assets, end of year (millions)	$60.7	$75.6	$97.4	$82.8	$81.6

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.18%	1.15%	1.16%	1.38%	1.44%
After expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of net investment income to average net assets:
Before expense reimbursement	1.18%	0.98%	0.42%	0.07%	0.90%
After expense reimbursement	1.37%	1.14%	0.59%	0.46%	1.34%
Portfolio turnover rate	15%	19%	25%	20%	59%

(a) Calculated using the average shares method.
(b) Less than $0.01.

The accompanying notes to the financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Authorized Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value per share (“NAV”) may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.	Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 – 2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2013, the Fund has no permanent book-to-tax differences.

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. For the year ended June 30, 2013, the Fund did not borrow under the line of credit.

I.	Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occured that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor” or “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets. Prior to September 1, 2010, the investment advisory fee was 1.00% of average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding aquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Adviser is eligible to recover expenses waived after August 31, 2009, for three fiscal years following the fiscal year in which the expenses were originally waived.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

The Adviser will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the year ended June 30, 2013, Matrix waived $113,203. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At June 30, 2013, the cumulative amount available for reimbursement that has been paid and/or waived is $417,717. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

	June 30,
2014	2015	2016
$169,455	$135,059	$113,203

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the year ended June 30, 2013, U.S. Bancorp Fund Services, LLC was paid $79,301, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., serves as the Fund’s principal underwriter.

The Chief Compliance Officer receives no compensation from the Fund for her services; however, the Administrator was paid $10,000 for the year ended June 30, 2013 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2013, are as follows:

	Purchases	Sales
Common Stock	$ 8,554,711	$ 35,511,261

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$45,957,477
Gross tax unrealized appreciation	16,236,976
Gross tax unrealized depreciation	(1,311,657)
Net tax unrealized appreciation on investments	14,925,319
Undistributed ordinary income	398,144
Undistributed long-term capital gains	—
Total Distributable Earnings	398,114
Other accumulated losses	(16,503,673)
Total Accumulated Earnings/Losses	$(1,180,240)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2013, Matrix Advisors Value Fund, Inc. has $8,130,057 of capital loss carryover which expires June 30, 2018 and $2,327,513 which expires June 30, 2017 and long-term capital loss carryover of $1,741,888 which does not expire. The Fund deferred, on a tax basis, late-year ordinary losses of $4,304,215.

The tax character of distributions paid during fiscal year ended June 30, 2013 and fiscal year ended June 30, 2012 were as follows:

	June 30, 2013	June 30, 2012
Distributions Paid From:
Ordinary Income*	$916,430	$708,785
Long-Term Capital Gain	$—	$—
	$916,430	$708,785

*	For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

NOTE 6 – FAIR VALUE

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. The fund has disclosed the applicable requirements of this accounting standard.

In December 2011, FASB issued ASU N0. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements Continued

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2013.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$59,966,098	$—	$—	$59,966,098
Total Equity	$59,966,098	$—	$—	$59,966,098
Short-Term Investments	$916,698	$—	$—	$916,698
Total Investments in Securities	$60,882,796	$—	$—	$60,882,796

________________
*	Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

For the year ended June 30, 2013, there were no transfers between Level 1, Level 2 or Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MATRIX ADVISORS
VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Matrix Advisors Value Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Value Fund, Inc. as of June 30, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Value Fund, Inc. as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with auditing standards generally accepted in the United States of America.

TAIT WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 16, 2013

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the year ended June 30, 2013, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2013, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.02% of its ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION
The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA 747 Third Avenue New York, NY 10017 (Born 1962)	Director, President and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund’s Advisor, and portfolio manager of the Fund (1996 to present).	1	None

Robert M. Rosencrans * 747 Third Avenue New York, NY 10017 (Born 1927)	Director	Since 1985	Retired; formerly, President of Columbia International, Inc. (cable television developer and operator) (1984 to 2005).	1	None

T. Michael Tucker * 747 Third Avenue New York, NY 10017 (Born 1942)	Director and Chairman	Since 1997	Consultant, Carr Riggs & Ingram, LLP (2005 to present); formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005).	1	None

Larry D. Kieszek * 747 Third Avenue New York, NY 10017 (Born 1950)	Director	Since 1997	Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to present).	1	None

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
Douglas S. Altabef 747 Third Avenue New York, NY 10017 (Born 1951)	Executive Vice President and Secretary	Since 2000	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1996 to present).	N/A	N/A

Steven G. Roukis, CFA 747 Third Avenue New York, NY 10017 (Born 1967)	Senior Vice President	Since 2000
Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Director of Research, Senior Vice President-Equity Research of Matrix Asset Advisors and various other positions within research (1994 – 2005).
				N/A	N/A

Lon F. Birnholz 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President	Since 2006	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1999 to present).	N/A	N/A

Jordan F. Posner 747 Third Avenue New York, NY 10017 (Born 1957)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Partner of David J. Greene & Co., an investment firm (1993 – 2005).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
Steven Pisarkiewicz 747 Third Avenue New York, NY 10017 (Born 1948)	Senior Vice President	Since 2010
Senior Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2009-present); formerly, National Managing Director for Bernstein Global Wealth Management (2007-2009); Executive Vice President of The Bank of New York and head of BNY Asset Management (2003-2007).
				N/A	N/A

Stephan J. Weinberger, CFA 747 Third Avenue New York, NY 10017 (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2010 to present); formerly, Partner at Armstrong Shaw Associates (1996-2010).	N/A	N/A

Laurie S. Gaeta 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President, Chief Compliance Officer, AML Compliance Officer	Since 2008	Managing Director of Matrix Asset Advisors, (2010-present); Director of Operations and Chief Compliance Officer, Matrix Asset Advisors, the Fund’s Advisor (2002 to present).	N/A	N/A

Conall Duffin 747 Third Avenue New York, NY 10017 (Born 1975)	Vice President and Assistant Secretary	Since 2002	Vice President Marketing and Mutual Fund Servces, Matrix Asset Advisors, the Fund’s Advisor (2010 to present); Marketing Associate (2001- 2010).	N/A	N/A

*	Not an “interested person”, as that is defined by the 1940 Act.
†	Directors and Officers of the Fund serve until their resignation, removal or retirement.

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Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker
•
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
•
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
•
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
•
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
•
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
•
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Annual Report MATRIX ADVISORS VALUE FUND, INC. June 30, 2013 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2013	FYE 6/30/2012
Audit Fees	$21,000	$20,500
Audit-Related Fees	$0	$0
Tax Fees	$2,900	$2,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2013	FYE 6/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2013	FYE 6/30/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By           /s/ David A. Katz
                David A. Katz, President

Date        September 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ David A. Katz
David A. Katz, President

Date        September 3, 2013